================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                        ------------------------------

                                   FORM 8-K

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of Earliest Event Reported) -- August 21, 2003

     -------------------------------------------------------------------

                            ZIMMER HOLDINGS, INC.
            (Exact name of registrant as specified in its charter)


            DELAWARE                  001-16407                13-4151777
----------------------------   ------------------------     -------------------
(State or other jurisdiction   (Commission File Number)       (IRS Employer
 of Incorporation)                                          Identification No.)

      345 EAST MAIN STREET, WARSAW, INDIANA                        46580
-------------------------------------------------------     -------------------
    (Address of principal executive offices)                    (Zip Code)

                                 (574) 267-6131
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


================================================================================

Item 5. Other Events.

        Zimmer Holdings,Inc. announced that at a special meeting of stockholders reconvened on August 21, 2003 in Warsaw, Indiana, its stockholders voted to approve the issuance of up to 45.4 million shares of common stock, par value $0.01 per share, of Zimmer in connection with Zimmer's exchange offers for all of the outstanding registered shares (including shares represented by American depositary shares) of Centerpulse AG ("Centerpulse") and all of the outstanding bearer shares of InCentive Capital AG ("InCentive").

        In its announcement, Zimmer also highlighted certain aspects of the "mix and match" election feature of its exchange offers for Centerpulse and InCentive.

        The above announcements were made in a press release, which is attached hereto as exhibit 99.1


Item 7. Financial Statements and Exhibits.

      (c)   Exhibits.

      99.1  Press Release of Zimmer Holdings, Inc., dated August 21, 2003.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, Zimmer Holdings, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ZIMMER HOLDINGS, INC.

                                  By: /s/ David C. Dvorak
                                      --------------------------------------
                                      David C. Dvorak
                                      Senior Vice President, Corporate
                                      Affairs, General Counsel and Secretary

Date: August 21, 2003

                                  EXHIBIT INDEX


  EXHIBIT
     NO.      DESCRIPTION
----------    --------------------------------------------------------------

    99.1      Press Release of Zimmer Holdings, Inc., dated August 21, 2003.